                                                                 EXHIBIT e(1)(b)

                                AMENDMENT NO. 1
                                      TO
                          FIRST AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                                    BETWEEN
                          SHORT-TERM INVESTMENTS CO.
                                      AND
                            FUND MANAGEMENT COMPANY

     The Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between SHORT-TERM INVESTMENTS CO., a Maryland corporation and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

     Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                 APPENDIX A TO
                          FIRST AMENDED AND RESTATED
                       MASTER DISTRIBUTION AGREEMENT OF
                          SHORT-TERM INVESTMENTS CO.

Prime Portfolio
---------------
 .  Cash Management Class
 .  Institutional Class
 .  Personal Investment Class
 .  Private Investment Class
 .  Reserve Class
 .  Resource Class
 .  Sweep Class

Liquid Assets Portfolio
-----------------------
 .  Cash Management Class
 .  Institutional Class
 .  Personal Investment Class
 .  Private Investment Class
 .  Reserve Class
 .  Resource Class
 .  Sweep Class

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: March 2, 2001.

                                                   SHORT-TERM INVESTMENTS CO.


Attest: /s/ RENEE A. FRIEDLI                       By: /s/ ROBERT H. GRAHAM
        -------------------------                      ------------------------
Name:                                                  Name:  Robert H. Graham
Title:                                                 Title:  President

(SEAL)



                                                   FUND MANAGEMENT COMPANY



Attest: /s/ LISA A. MOSS                           By: /s/ J. ABBOTT SPRAGUE
        -------------------------                      ------------------------
Name:                                                  Name:  J. Abbott Sprague
Title:                                                 Title:  President


(SEAL)

                                       2